                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 1997

                        PAXSON COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            1-13452                      59-3212788
--------------------------------------------------------------------------------
(State or other                   (Commission                   IRS Employer
jurisdiction of                   File Number)                Identification No.
incorporation)

          601 Clearwater Park Road, West Palm Beach, Florida 33401-6233
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:   (561) 659-4122
                                                    ----------------

N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On June 23, 1997, the Registrant announced that it entered into a letter of intent to sell its radio division, including radio stations currently under acquisition contracts, to Clear Channel Metroplex, Inc. and Clear Channel Metroplex Licenses, Inc. (collectively "Clear Channel"). On August 25, 1997, the Registrant entered into Asset Purchase Agreements (as amended, the "Asset Purchase Agreements") with Clear Channel and L. Paxson, Inc. ("LPI") pursuant to which the Registrant agreed to sell substantially all of its owned radio division assets, in five groups, and stations under acquisition contracts for approximately $629 million. LPI is controlled by Lowell W. Paxson ("Mr. Paxson"), the Chairman of the Board, Chief Executive Officer and controlling shareholder of the Registrant. The sale of certain of the assets was structured as a tax free exchange, potentially permitting the Registrant to defer the gain on the sale of those assets for tax purposes.

Pursuant to certain of the Asset Purchase Agreements, on October 1, 1997, the Registrant sold its interests in its radio networks and Orlando, Florida billboard operations to Clear Channel for $25.7 million and sold its interests in 23 of its 42 radio stations to LPI for approximately $369.4 million in cash and a note issued by LPI in the amount of $58.9 million. The note bears interest at 7% and is payable upon the earlier of (i) eighteen months from the date of issuance or (ii) the closing of the sale of the LPI owned radio stations to Clear Channel under the Asset Purchase Agreements. The Registrant will also receive $6.3 million in interest on the note if the note is outstanding for the eighteen months or in the form of a prepayment penalty if the note is paid before maturity. Also, on October 1, 1997, Clear Channel began operating the Registrant's remaining 19 radio stations and all of LPI's radio stations pursuant to Time Brokerage or Time Sales Agreements. The Registrant's and LPI's radio station assets are expected to be sold to Clear Channel by the Registrant and LPI in the fourth quarter of 1997 pursuant to the Asset Purchase Agreements upon receipt of regulatory approvals. Additional consideration to be received by the Registrant upon the sale of the remaining station assets is approximately $140.2 million.

The Registrant previously contracted to purchase three radio stations in West Palm Beach, Florida. The Registrant's rights pursuant to these agreements and obligations to sell these stations to Clear Channel under the Asset Purchase Agreements were assigned to LWP Radio, Inc. ("LWP"). LWP is also controlled by Mr. Paxson. LWP purchased the assets of these radio stations for approximately $28.6 million using funds loaned by Clear Channel for the acquisitions and Clear Channel began operating LWP's radio stations pursuant to Time Brokerage Agreements on October 3, 1997. These station assets are expected to be sold to Clear Channel by LWP at their cost of approximately $28.6 million in the fourth quarter of 1997 pursuant to the Asset Purchase Agreements upon receipt of regulatory approvals.

LPI and LWP are not expected to realize any direct financial benefit from these transactions with the Registrant.

The Registrant has also entered into a letter of intent to sell the remainder of its billboard assets located in Tampa, Florida to Universal Outdoor, Inc. for total consideration of approximately $4.5 million. The Registrant expects this transaction to close during the fourth quarter of 1997.

The Registrant intends to use the sale proceeds of the previously described transactions primarily to complete announced television station acquisitions.

Item 7. Financial Statements and Exhibits.

         (a)      not applicable

         (b)      Pro Forma Financial Information.

                  Paxson Communications Corporation Unaudited Pro Forma Consolidated Balance Sheet at June 30, 1997

                  Paxson Communications Corporation Unaudited Pro Forma Consolidated Statements of Operations:

                  For the year ended December 31, 1996
                  For the year ended December 31, 1995
                  For the year ended December 31, 1994

Due to the Registrant's decision to sell the entire radio division, the results of operations for the Registrant's radio segment, net of applicable income tax, were presented as discontinued operations for the six and three month periods ended June 30, 1997. Accordingly, the Registrant's Unaudited Pro Forma Consolidated Statements of Operations for the six and three month periods ended June 30, 1997 have not been presented with this Form 8-K. See Paxson Communications Corporation Consolidated Statements of Operations and Note 2, "Discontinued Operations," in the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 1997, which was filed with the United States Securities and Exchange Commission and is incorporated herein by reference.

(c)      Exhibits.

         Exhibit Number             Description

              2.1 Asset Purchase Agreement, dated as of August 25, 1997, by and among Paxson Communications Corporation, Clear Channel Metroplex, Inc., Clear Channel Metroplex Licenses, Inc. and Clear Channel Communications, Inc.

              2.2 Asset Purchase Agreement, dated as of August 25, 1997, by and among Paxson Communications Corporation,
                           L. Paxson, Inc., Clear Channel Metroplex, Inc., Clear Channel Metroplex Licenses, Inc. and Clear Channel Communications, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PAXSON COMMUNICATIONS
                                    CORPORATION
                                    (Registrant)



                                    By:/S/ Arthur D. Tek
                                       -----------------
                                       Arthur D. Tek,
                                       Vice President, Chief
                                       Financial Officer, Director

                                    Date: October 1, 1997










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
PAXSON COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet gives effect to: (i) the Asset Purchase Agreements and the letter of intent to sell the Tampa billboard assets; and the following post balance sheet events which have been included because in the opinion of management, they provide meaningful disclosure: (ii) the repayment of a related party note on July 31, 1997; (iii) the WTVX-TV sale to Paramount Corporation on July 31, 1997; (iv) the acquisitions of The Travel Channel and WVVI-TV in July 1997; (v) the conversion of Class A and B common stock warrants into an aggregate of 1,800,000 shares of Class A common stock in July and September 1997; and (vi) additional borrowings under the Registrant's Senior Credit facility as if they had occurred on June 30, 1997. The following unaudited pro forma statements of operations give effect to the Asset Purchase Agreements as if such transactions had occurred on January 1, 1994.

The pro forma adjustments are based upon available information and certain assumptions that the Registrant believes are reasonable under the circumstances, including the completion of asset sales by the Registrant to Clear Channel, L. Paxson, Inc. and LWP Radio, Inc. The unaudited pro forma statements of operations data is not necessarily indicative of the results that would have occurred if the radio segment sale had occurred on the dates indicated, nor are they indicative of the Company's future results of operations.

PAXSON COMMUNICATIONS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands)


                                                                            At June 30, 1997
                                                        -------------------------------------------------------------
                                                                        Radio          Other
                                                        Registrant       Sale         Activity             Pro Forma
                                                        -------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                             $ 35,271     $ 165,894       $  9,426 (a)         $  215,582
                                                                          4,500         14,470 (a)
                                                                                       (28,979)(b)
                                                                                        15,000 (e)
   Accounts receivable, net                                27,770       (18,989)                                8,781
   Note receivable from related party                      10,000                      (10,000)(a)                 --
   Prepaid expenses and other curent assets                 4,027        (1,233)                                2,794
   Current program rights                                     697                         (697)(a)                 --
                                                         --------     ---------       --------             ----------
      Total current assets                                 77,765       150,172           (780)               227,157
                                                         --------     ---------       --------             ----------

Property and equipment, net                               149,668       (54,309)         3,562 (b)             98,921
Intangible assets, net                                    319,789      (175,177)        36,437 (b)            181,049
Cash held by qualified intermediary                            --       434,606                               434,606
Investments in broadcast properties                        93,561        (4,988)                               88,573
Investment in cable channel                                    --                       56,125 (c)             56,125
Program rights, net                                           491                         (491)(a)                 --
Other assets, net                                          59,115        (1,804)          (297)(a)             56,019
                                                                                          (995)(b)
                                                         --------     ---------       --------             ----------
      Total assets                                       $700,389     $ 348,500       $ 93,561             $1,142,450
                                                         ========     =========       ========             ==========

LIABILITIES, REDEEMABLE SECURITIES AND COMMON STOCKHOLDER'S EQUITY

Current Liabilities:
   Accounts payable and accrued liabilities              $ 15,693     $  20,000       $     25 (b)         $   35,718
   Accrued interest                                         8,077                                               8,077
   Current portion of program rights payable                  813                         (613)(a)                 --
   Current portion of long-term debt                          651          (183)                                  468
                                                         --------     ---------       --------             ----------
      Total current liabilities                            25,234        19,817           (788)                44,263
                                                         --------     ---------       --------             ----------

Program rights payable                                        381                         (381)(a)                 --
Deferred income taxes                                          --       125,080                               125,080
Deferred gain                                              12,100                                              12,100
Long-term debt                                            108,053          (474)        15,000 (e)            122,579
Senior subordinated notes, net                            227,800                                             227,800
Redeemable Junior preferred stock                          39,620                                              39,620
Redeemable Exchangeable preferred stock                   157,738                                             157,738

Class A common stock                                           43                            1 (b)                 51
                                                                                             2 (d)
                                                                                             5 (c)
Class B common stock                                            8                                                   8
Class C common stock                                           --                                                  --
Class A and B common stock warrants                         6,863                       (4,546)(d)              2,317
Class C common stock warrants                                  --                                                  --
Stock subscription notes receivable                        (2,813)                                             (2,813)
Additional paid-in capital                                212,970                        4,544 (d)            283,633
                                                                                         9,999 (b)
                                                                                        56,120 (c)
Deferred option plan compensation                          (5,148)                                             (5,148)
Retained earnings (accumulated deficit)                   (82,460)      204,077         13,605 (a)            135,222
Commitments and contingencies                                  --                                                  --
                                                         --------     ---------       --------             ----------
      Total liabilities, redeemable securities
        and common stockholder's equity                  $700,389     $ 348,500       $ 93,561             $1,142,450
                                                         ========     =========       ========             ==========

                        Paxson Communications Corporation
             Notes to Unaudited Pro Forma Consolidated Balance Sheet
                                  June 30, 1997
                                 (in thousands)

The pro forma balance sheet at June 30, 1997 gives effect to the sale of the radio division and Tampa billboard assets for total net cash consideration of approximately $605 million. To implement the Registrant's tax free exchange, consideration of approximately $434.6 million has been placed with a qualified intermediary, to be used to fund television station acquisitions.

The gain on the sale is based on the book value of certain assets and liabilities of the radio segment at June 30, 1997. The actual gain from the sale may vary from the estimated gain at June 30, 1997. The Registrant has structured the sale of most of the radio stations as a tax free exchange, potentially permitting the Registrant to defer the gain on the sale of those stations for tax purposes. Accordingly, the Registrant has provided for a deferred tax liability on the book/tax difference of assets to be acquired in the tax free exchange.

The pro forma balance sheet at June 30, 1997 also gives effect to: (i) the repayment of WPBF Exchange, Inc.'s related party note to the Registrant on July 31, 1997 and the sale of WTVX-TV to the Paramount Corporation on July 31, 1997;
(ii) the acquisitions of The Travel Channel and WVVI-TV in July 1997; (iii) the conversion of Class A and B common stock warrants into an aggregate of 1,800,000 shares of Class A common stock in July and September 1997; and (iv) additional borrowings under the Registrant's Senior Credit facility as if such transactions had taken place on June 30, 1997. These other post balance sheet events have been included because in the opinion of management, they provide meaningful disclosure.

(a) To reflect the net proceeds from the repayment of the related party note of approximately $9.4 million and the WTVX-TV sale of approximately $14.5 million; the assets and liabilities as if WTVX-TV had been sold at June 30, 1997; and the gain on the sale of WTVX-TV, net of tax. The gain on WTVX-TV's sale is based on the book value of certain assets of WTVX-TV at June 30, 1997. The actual gain from the sale may vary from the estimated gain at June 30, 1997. The Registrant expects for the taxable gain on the sale of WTVX-TV to be fully offset by net operating loss carryforwards generated through June 30, 1997. The deferred tax assets associated with these net operating loss carryforwards have been fully reserved for in the past as a result of prior uncertainty surrounding their recoverability.

(b) To reflect the use of cash and the issuance of $10 million of the Registrant's Class A common stock for the acquisition of the assets of WVVI-TV. Use of cash is net of $1 million escrowed at June 30, 1997.

         Property and equipment             $  3,562
         Intangible assets                    36,437
         Other assets                           (995)
         Accrued expenses                        (25)
         Class A common stock                     (1)
         Additional paid in capital           (9,999)
                                            --------
           Cash used for acquisition        $(28,979)
                                            ========

(c) To reflect the use of $56.1 million of the Registrant's Class A common stock for the acquisition of The Travel Channel. Includes $1.1 million in Class A common stock paid to Communications Equity Associates, Inc. in connection with their role as financial advisor in the Travel Channel acquisition.

(d) To reflect the conversion of Class A and B common stock warrants into an aggregate of 1,800,000 shares of Class A common stock in July and September 1997.

(e) To reflect additional borrowings under the Registrant's Senior Credit facility.

PAXSON COMMUNICATIONS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands)


                                                                           At December 31, 1996
                                                         ----------------------------------------------------
                                                                            Radio     Pro Forma
                                                           Registrant       Sale      Adjustments   Pro Forma
                                                         ----------------------------------------------------
Revenue:
Local and national advertising                              $137,035      $(76,678)                  $ 60,357
Other                                                          4,252        (2,437)                     1,815
Trade and barter                                               3,211        (3,050)                       161
                                                            --------      --------      --------     --------
   Total revenue                                             144,498       (82,165)           --       62,333
                                                            --------      --------      --------     --------

Operating expenses:
Direct                                                        33,118       (22,508)                    10,610
Programming                                                   15,385       (12,777)                     2,608
Sales and promotion                                           11,459        (7,817)                     3,642
Technical                                                      8,154        (3,142)                     5,012
General and administrative                                    31,294       (10,479)                    20,815
Trade and barter                                               3,248        (3,138)                       110
Time brokerage agreement fees                                  7,264        (3,696)                     3,568
Sports rights fees                                             3,676        (3,676)                        --
Option plan compensation                                       7,857          (881)                     6,976
Depreciation and amortization                                 23,166       (10,279)                    12,887
                                                            --------      --------      --------     --------
   Total operating expenses                                  144,621       (78,393)           --       66,228
                                                            --------      --------      --------     --------

   Operating (loss) income                                      (123)       (3,772)           --       (3,895)

Other income (expense):
Interest expense                                             (31,609)           83                    (31,526)
Interest income                                                6,875          (134)                     6,741
Other income, net                                             (1,715)          (40)                    (1,755)
                                                            --------      --------      --------     --------

Loss from continuing operations                             $(26,572)     $ (3,863)           --     $(30,435)
                                                            ========      ========      ========     ========

Income (loss) from common share:
Loss from continuing operations                             $  (0.61)                                $  (0.69)
                                                            ========                                 ========

Weighted average common stock outstanding                     43,837                                   43,837
                                                            ========                                 ========




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
PAXSON COMMUNICATIONS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands)


                                                                           At December 31, 1995
                                                         ----------------------------------------------------
                                                                            Radio     Pro Forma
                                                           Registrant       Sale      Adjustments   Pro Forma
                                                         ----------------------------------------------------
Revenue:
Local and national advertising                              $ 79,279      $(50,025)                  $ 29,254
Other                                                          4,616        (2,275)                     2,341
Trade and barter                                               2,641        (2,452)                       189
                                                            --------      --------      --------     --------
   Total revenue                                              86,536       (54,752)           --       31,784
                                                            --------      --------      --------     --------

Operating expenses:
Direct                                                        21,293       (14,522)                     6,771
Programming                                                   10,325        (8,975)                     1,350
Sales and promotion                                            7,888        (5,464)                     2,424
Technical                                                      4,498        (2,239)                     2,259
General and administrative                                    20,293        (8,034)                    12,259
Trade and barter                                               2,295        (2,177)                       118
Time brokerage agreement fees                                    911           (12)                       899
Sports rights fees                                             2,806        (2,806)                        --
Option plan compensation                                      10,803        (1,751)                     9,052
Depreciation and amortization                                 14,668       (10,020)                     4,648
                                                            --------      --------      --------     --------
   Total operating expenses                                   95,780       (56,000)           --       39,780
                                                            --------      --------      --------     --------

   Operating (loss) income                                    (9,244)        1,248            --       (7,996)

Other income (expense):
Interest expense                                             (17,251)          100                    (17,151)
Interest income                                                1,709           (58)                     1,651
Other income, net                                               (650)          161                       (489)
                                                            --------      --------      --------     --------
Loss from continuing operations before benefit
   for income taxes                                          (25,436)        1,451            --      (23,985)
Benefit for income taxes                                       1,280            --                      1,280
                                                            --------      --------      --------     --------

Loss from continuing operations                             $(24,156)     $  1,451            --     $(22,705)
                                                            ========      ========      ========     ========

Income (loss) from common share:
Loss from continuing operations                             $  (0.70)                                $  (0.66)
                                                            ========                                 ========

Weighted average common stock outstanding                     34,430                                   34,430
                                                            ========                                 ========




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
PAXSON COMMUNICATIONS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands)


                                                                           At December 31, 1994
                                                         ----------------------------------------------------
                                                                            Radio     Pro Forma
                                                           Registrant       Sale      Adjustments   Pro Forma
                                                         ----------------------------------------------------
Revenue:
Local and national advertising                              $ 49,382      $(46,208)                  $  3,174
Other                                                          2,646        (1,658)                       988
Trade and barter                                               2,562        (2,497)                        65
                                                            --------      --------      --------     --------
   Total revenue                                              54,590       (50,363)           --        4,227
                                                            --------      --------      --------     --------

Operating expenses:
Direct                                                        15,085       (13,435)                     1,650
Programming                                                    7,776        (7,352)                       424
Sales and promotion                                            5,220        (5,000)                       220
Technical                                                      1,930        (1,541)                       389
General and administrative                                    10,972        (6,937)                     4,035
Trade and barter                                               2,356        (2,325)                        31
Time brokerage agreement fees                                    504           (32)                       472
Sports rights fees                                             2,380        (2,380)                        --
Depreciation and amortization                                  9,855        (8,202)                     1,653
                                                            --------      --------      --------     --------
   Total operating expenses                                   56,078       (47,204)           --        8,874
                                                            --------      --------      --------     --------

   Operating (loss) income                                    (1,488)       (3,159)           --       (4,647)

Other income (expense):
Interest expense                                              (6,216)           --                     (6,216)
Interest income                                                  335            24                        359
Other income, net                                                 (5)           88                         83
                                                            --------      --------      --------     --------
Loss from continuing operations before benefit
   for income taxes                                           (7,374)       (3,047)           --      (10,421)
Benefit for income taxes                                       1,680            --                      1,680
                                                            --------      --------      --------     --------

Loss from continuing operations                             $ (5,694)     $ (3,047)           --     $ (8,741)
                                                            ========      ========      ========     ========

Income (loss) from common share:
Loss from continuing operations                             $  (0.17)                                $  (0.26)
                                                            ========                                 ========

Weighted average common stock outstanding                     33,430                                   33,430
                                                            ========                                 ========




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